United States

Securities and Exchange Commission

Washington, DC 20549

Form 8-K/A

Amendment No. 1 to Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: May 4, 2012

GeneLink, Inc.

(Exact Name of Registrant as Specified in its Charter)

PA	00-30518	23-2795613
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8240 Exchange Dr. Suite C1, Orlando, FL 32809

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 558-4363

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

EXPLANATORY NOTE

GeneLink, Inc. (the “Company”) is filing this Current Report on Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K on May 10, 2012 to include the Company’s earning’s release in its Item 2.02 disclosure and to disclose the details of restatements to the Company’s audited consolidated financial statements for the year ended December 31, 2010 and the Company’s unaudited consolidated financial statements contained within the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2010, June 30, 2010, September 30, 2010, March 31, 2011, June 30, 2011, and September 30, 2011 in its Item 4.02 disclosure. No other information contained in the Form 8-K is amended by this Form 8-K/A.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 10, 2012, GeneLink, Inc. (the “Company”) issued a press release reporting its financial results for the year ended December 31, 2011 and the re-audit and restatement for the year ended December 31, 2010 (the “Earnings Release”). The Earnings Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On May 4, 2012, the Board of Directors of GeneLink, Inc. (the “Company”), upon the recommendation of management after consulting with its independent auditors, concluded that the Company’s financial statements for the year ended December 31, 2010 and the Company’s unaudited consolidated financial statements contained within the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2010, June 30, 2010, September 30, 2010, March 31, 2011, June 30, 2011, and September 30, 2011 could no longer be relied upon. The Company intends to file its restated financial statements for the year ended December 31, 2010 in conjunction with the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which which is expected to be filed on Monday, May 14, 2012.

A re-audit of 2010 was required when, on March 5, 2012, the Company was notified that the Public Company Accounting Oversight Board (“PCAOB”) announced that it had suspended for one year the registration of Buckno Lisicky & Company, P.C. (“Buckno”). Buckno, the company’s prior independent registered accountants, was suspended for failure to timely file 2010 and 2011 annual reports with the PCAOB. As a result of that suspension, the SEC determined that the Company could no longer include the audit reports of Buckno in its SEC filings. A re-audit by a new firm was required to address 2010 comparative figures included in the 2011 Form 10-K filing.

The Company’s financial statements for the year ended December 31, 2010 will be restated to reflect the following:

2

The valuation of warrants and a beneficial conversion feature related to convertible debt issued in 2009 had been improperly calculated. The beneficial conversion feature (“BCF”) originally recorded was $150,000 but did not consider the fair value of the debt. As a result, the BCF should have been $406,395, an understatement of the BCF debt discount and additional paid-in capital of $256,395. In addition, warrants valued at $132,800 issued to the placement agent in connection with the convertible debt were improperly recorded as a reduction of additional paid-in capital versus loan costs. The Company determined that the amortization of the loan costs, warrant discount and BCF discount related to the convertible debt was improperly recorded and interest expense was understated by $83,491

In addition, the Company determined that certain prepaid balances at December 31, 2010 totaling $95,742 were overstated of which $80,000, net of accumulated depreciation of $29,000, should have been recorded as equipment. In addition, accounts payable and accrued expenses (excluding accrued compensation) were understated by $55,032. As a result, cost of sales, general and administrative expense and depreciation expense were understated by $18,615, $52,160 and 29,000, respectively. The Company also determined that intangible assets related to patents were overstated by $38,474 as of December 31, 2010, and amortization expense for 2010 was understated by $4,783.

In addition to the items noted above, the Company determined that certain reclassifications were required to correctly present its 2010 financial statements. These reclassifications included reclassifying accounts receivable of $99,000 to deferred revenue since both amounts were related to transactions with the same company and management determined right of offset existed. The Company also reclassified its insurance accrual of $27,504 from current maturity of long term-debt and reclassified this balance as a reduction of the related prepaid insurance balance.

The Company improperly presented loan costs related to the convertible debt as a reduction of the convertible debt, net of discounts and reclassified these to loan acquisition costs which was $145,821 as of December31, 2010. The Company was separately presenting the fair value of stock warrants issued on the statement of stockholders’ deficit which has been reclassified to additional paid-in capital. The Company improperly presented depreciation and amortization as other income (expense) which has been reclassified to operating expenses and increased the operating loss.

The impact of the above adjustments and reclassifications as of December 31, 2010 and for the year ended December 31, 2010 and the three months ended March 31, 2010, three and six months ended June 30, 2010 and three and nine months ended September 30, 2010 is set forth below:

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Balance Sheets as of December 31, 2010 and September 30, 2010 (Unaudited),

June 30, 2010 (Unaudited), and March 31, 2010 (Unaudited)

	As Previously
	Reported	Adjustments	Reclassifications	As Restated
Accounts Receivable
As of December 31, 2010	$404,624	$–	$(99,000)	$305,624
As of September 30, 2010	364,971	–	(99,000)	265,971
As of June 30, 2010	439,600	–	(99,000)	340,600
As of March 31, 2010	511,961	–	(99,000)	412,961
Prepaid Expenses
As of December 31, 2010	209,801	(95,742)	(27,504)	86,555
As of September 30, 2010	224,120	(57,500)	(47,175)	119,445
As of June 30, 2010	138,546	(52,500)	(250)	85,796
As of March 31, 2010	132,482	(45,000)	(14,582)	72,900
Total Current Assets
As of December 31, 2010	1,267,420	(95,742)	(126,504)	1,045,174
As of September 30, 2010	1,226,638	(57,500)	(146,175)	1,022,963
As of June 30, 2010	1,310,623	(52,500)	(99,250)	1,158,873
As of March 31, 2010	1,255,745	(45,000)	(113,582)	1,097,163
Property & Equipment
As of December 31, 2010	205,163	51,000	–	256,163
As of September 30, 2010	231,498	56,000	–	287,498
As of June 30, 2010	263,138	61,000	–	324,138
As of March 31, 2010	295,065	66,000	–	361,065
Intangible Assets
As of December 31, 2010	279,160	(38,474)	–	240,686
As of September 30, 2010	278,179	(23,084)	–	255,095
As of June 30, 2010	284,749	(28,386)	–	256,363
As of March 31, 2010	272,569	(33,689)	–	238,880
Loan Costs, net of amortization
As of December 31, 2010	–	–	145,820	145,820
As of September 30, 2010	–	–	155,630	155,630
As of June 30, 2010	–	–	165,218	165,218
As of March 31, 2010	–	–	174,588	174,588
Total Assets
As of December 31, 2010	1,785,185	(83,216)	19,316	1,721,285
As of September 30, 2010	1,736,315	(24,584)	9,455	1,721,186
As of June 30, 2010	1,858,510	(19,886)	65,968	1,904,592
As of March 31, 2010	1,823,379	(12,689)	61,006	1,871,696

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	As Previously Reported	Adjustments	Reclassifications	As Restated
Accounts payable and accrued expenses, excluding deferred compensation				–
As of December 31, 2010	1,231,240	55,032	–	1,286,272
Deferred Revenue
As of December 31, 2010	254,667	–	(99,000)	155,667
As of September 30, 2010	303,044	–	(99,000)	204,044
As of June 30, 2010	293,744	–	(99,000)	194,744
As of March 31, 2010	312,005	–	(99,000)	213,005
Total Current Liabilities
As of December 31, 2010	1,731,251	55,032	(126,504)	1,659,779
As of September 30, 2010	1,817,414	–	(146,175)	1,671,239
As of June 30, 2010	1,676,308	–	(99,250)	1,577,058
As of March 31, 2010	1,921,914	–	(113,582)	1,808,332
Convertible debt, net of discounts
As of December 31, 2010	951,503	(245,958)	145,820	851,365
As of September 30, 2010	937,070	(268,150)	155,630	824,550
As of June 30, 2010	922,574	(289,452)	165,218	798,340
As of March 31, 2010	908,017	(309,879)	174,588	772,726
Total Liabilities
As of December 31, 2010	2,682,754	(190,926)	19,316	2,511,144
As of September 30, 2010	2,754,484	(268,150)	9,455	2,495,789
As of June 30, 2010	2,598,882	(289,452)	65,968	2,375,398
As of March 31, 2010	2,829,931	(309,879)	61,006	2,581,058
Additional paid-in capital
As of December 31, 2010	14,863,493	389,192	3,686,077	18,938,762
As of September 30, 2010	14,356,893	389,192	3,725,577	18,471,662
As of June 30, 2010	14,059,765	389,192	3,466,136	17,915,093
As of March 31, 2010	13,019,251	389,192	3,834,202	17,242,645
Stock Warrants
As of December 31, 2010	3,686,077	–	(3,686,077)	–
As of September 30, 2010	3,725,577	–	(3,725,577)	–
As of June 30, 2010	3,466,136	–	(3,466,136)	–
As of March 31, 2010	3,834,202	–	(3,834,202)	–
Total stockholders' deficit
As of December 31, 2010	(897,568)	107,708	–	(789,860)
As of September 30, 2010	(1,018,169)	242,653	–	(775,516)
As of June 30, 2010	(740,352)	266,792	–	(473,560)
As of March 31, 2010	(1,006,552)	281,491	–	(725,061)

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Statements of Operations

Year Ended December 31, 2010,

Three and Nine months ended September 30, 2010 (Unaudited)

Three and Six Months Ended June 30, 2010 (Unaudited), and

March 31, 2010 (Unaudited)

	As Previously
	Reported	Adjustments	Reclassifications	As Restated

Depreciation and amortization
For Year ended December 31, 2010	$126,683	$33,783	$–	$160,466
For three months ended September 30, 2010	38,179	8,698	–	46,877
For nine months ended September 30, 2010	116,641	8,093	–	124,734
Operating Loss
For Year ended December 31, 2010	(2,169,898)	(104,558)	(128,288)	(2,402,744)
For three months ended September 30, 2010	(822,970)	(8,698)	(38,743)	(870,411)
For nine months ended September 30, 2010	(1,761,970)	(8,092)	(116,038)	(1,886,101)
For three months ended June 30, 2010	(494,358)	303	(39,011)	(533,066)
For six months ended June 30, 2010	(939,000)	606	(77,304)	(1,015,699)
For three months ended March 31, 2010	(446,642)	303	(38,293)	(484,632)

Interest Expense
For Year ended December 31, 2010	150,094	83,491	–	233,585
For three months ended September 30, 2010	36,032	15,441	–	51,473
For nine months ended September 30, 2010	110,565	45,011	–	155,576
For three months ended June 30, 2010	38,212	15,002	–	53,214
For six months ended June 30, 2010	74,533	29,570	–	104,103
For three months ended March 31, 2010	36,321	14,570	–	50891

Net Loss
For Year ended December 31, 2010	(2,446,675)	(188,049)	–	(2,634,724)
For three months ended September 30, 2010	(897,181)	(24,138)	–	(921,319)
For nine months ended September 30, 2010	(1,987,176)	(53,104)	–	(2,040,280)
For three months ended June 30, 2010	(571,068)	(14,699)	–	(585,767)
For six months ended June 30, 2010	(1,089,995)	(28,966)	–	(1,118,961)
For three months ended March 31, 2010	(518,927)	(14,267)	–	(533,194)

Earnings per share
For Year ended December 31, 2010	(0.02)	–	–	(0.02)
For three months ended September 30, 2010	(0.01)	–	–	(0.01)
For nine months ended September 30, 2010	(0.02)	–	–	(0.02)
For three months ended June 30, 2010	(0.00)	–	–	(0.00)
For six months ended June 30, 2010	(.0.01)	–	–	(0.01)
For three months ended March 31, 2010	(0.00)	–	–	(0.00)

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The restatement adjustments and reclassifications as discussed above related to 2010 amounts also had an impact on the previously reported quarterly results for 2011 as follows:

Balance Sheets as of September 30, 2011, June 30, 2011 and March 31, 2011 (Unaudited)

	As Previously	Beginning Balance
	Reported	Restatement	Adjustments	Reclassifications	As Restated
Accounts Receivable
As of September 30, 2011	$373,092	$-	$-	$(99,000)	$274,092
As of June 30, 2011	363,366	-	-	(99,000)	264,366
As of March 31,2011	397,220	-	-	(99,000)	298,220

Prepaid Expenses
As of September 30, 2011	411,469	-	-	(50,813)	360,656
As of June 30, 2011	291,126	-	-	(1,562)	289,564
As of March 31,2011	261,329	-	-	(12,414)	248,915

Total Current Assets
As of September 30, 2011	1,710,488	-	-	(149,813)	1,560,675
As of June 30, 2011	1,403,834	-	-	(100,562)	1,303,272
As of March 31,2011	1,224,014	-	-	(111,414)	1,112,600

Property & Equipment
As of September 30, 2011	160,215	-	36,000	-	196,215
As of June 30, 2011	147,162	-	41,000	-	188,162
As of March 31,2011	175,383	-	46,000	-	221,383

Intangible Assets
As of September 30, 2011	257,220	-	(34,291)	-	222,929
As of June 30, 2011	264,533	-	(36,382)	-	228,151
As of March 31,2011	271,846	-	(37,427)	-	234,419

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	As Previously	Beginning Balance
	Reported	Restatement	Adjustments	Reclassifications	As Restated
Loan Costs, net of amortization
As of September 30, 2011	-	145,820	(20,784)	-	125,036
As of June 30, 2011	-	145,820	(13,589)	-	132,231
As of March 31,2011	-	145,820	(6,717)	-	139,103

Total Assets
As of September 30, 2011	2,130,036	145,820	(19,075)	(149,813)	2,106.968
As of June 30, 2011	1,817,642	145,820	(8,971)	(100,562)	1,853,929
As of March 31,2011	1,673,784	145,820	1,857	(111,414)	1,710,047
	-
Current maturity of long-term debt
As of September 30, 2011	50,813	-	-	(50,813)	-
As of June 30, 2011	1,562	-	-	(1,562)	-
As of March 31,2011	12,414	-	-	(12,414)	-

Deferred Revenue					-
As of September 30, 2011	233,534	-	-	(99,000)	134,534
As of June 30, 2011	213,528	-	-	(99,000)	114,528
As of March 31,2011	275,341	-	-	(99,000)	176,341

Total Current Liabilities
As of September 30, 2011	1,675,219	-	-	(149,813)	1,525,406
As of June 30, 2011	1,736,167	-	-	(100,562)	1,635,605
As of March 31,2011	1,641,625	-	-	(111,414)	1,530,211

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	As Previously	Beginning Balance
	Reported	Restatement	Adjustments	Reclassifications	As Restated
Convertible debt, net of discounts
As of September 30, 2011	993,561	(100,138)	42,179	-	935,602
As of June 30, 2011	979,595	(100,138)	27,420	-	906,877
As of March 31,2011	965,576	(100,138)	13,365	-	878,803

Total Liabilities
As of September 30, 2011	2,668,780	(100,138)	42,179	(149,813)	2,461,008
As of June 30, 2011	2,715,762	(100,138)	27,420	(100,562)	2,542,482
As of March 31,2011	2,607,201	(100,138)	13,365	(111,414)	2,409,014

Additional paid-in capital
As of September 30, 2011	16,682,782	-	-	4,047,387	20,730,169
As of June 30, 2011	15,796,437	-	-	3,882,422	19,678,859
As of March 31,2011	15,188,113	-	-	3,798,467	18,986,580

Warrants
As of September 30, 2011	4,047,387	-	-	(4,047,387)	-
As of June 30, 2011	3,882,422	-	-	(3,882,422)	-
As of March 31,2011	3,798,467	-	-	(3,798,467)	-

Accumulated Deficit
As of September 30, 2011	(22,772,857)	(281,484)	(72,956)	-	(23,127,297)
As of June 30, 2011	(21,818,628)	(281,484)	(48,920)	-	(22,149,032)
As of March 31,2011	(20,017,094)	(281,484)	(24,037)	-	(20,322,615)

9

	As Previously	Beginning Balance
	Reported	Restatement	Adjustments	Reclassifications	As Restated
Total stockholders' deficit
As of September 30, 2011	(538,744)	(281,484)	(72,956)	-	(893,184)
As of June 30, 2011	(898,120)	(281,484)	(48,920)	-	(1,228,524)
As of March 31,2011	(933,417)	(281,484)	(24,037)	-	(1,238,938)

10

Statements of Operations

Three and Nine Months ended September 30, 2011 (Unaudited),

Three and Six Months ended June 30, 2011(Unaudited), and

Three Months ended March 31, 2011 (Unaudited)

	As Previously
	Reported	Adjustments	Reclassification	As Restated

Operating Loss
Three Months ended September 30, 2011	$(880,009)	$(3,955)	$(32,874)	$(916,838)
Nine Months ended September 30, 2011	(2,140,892)	(11,86)	(108,242)	(2,261,000)
Three Months ended June 30, 2011	(772,832)	(3,956)	(36,585)	(813,373)
Six Months ended June 30, 2011	(1,210,881)	(7,911)	(75,368)	(1,294,160)
Three Months ended March 31, 2011	(444,642)	(3,955)	(38,783)	(487,380)

Interest Expense
Three Months ended September 30, 2011	41,347	20,082	-	61,429
Nine Months ended September 30, 2011	125,088	61,091	-	186,179
Three Months ended June 30, 2011	42,116	20,927	-	63,043
Six Months ended June 30, 2011	83,741	41,009	-	124,750
Three Months ended March 31, 2011	41,625	20,082	-	61,707

Net Loss Three Months ended September 30, 2011	(954,230)	(24,037)	-	(978,267)
Nine Months ended September 30, 2011	(2,090,890)	(72,957)	-	(2,163,847)
Three Months ended June 30, 2011	(801,533)	(24,883)	-	(826,416)
Six Months ended June 30, 2011	(1,369,992)	(48,920)	-	(1,418,912)
Three Months ended March 31, 2011	(568,459)	(24,037)	-	(592,496)

Earnings per share
Three Months ended September 30, 2011	(0.01)	(0.00)	-	(0.01)
Nine Months ended September 30, 2011	(0.01)	(0.00)	-	(0.01)
Three Months ended June 30, 2011	(0.01)	(0.00)	-	(0.01)
Six Months ended June 30, 2011	(0.01)	(0.00)	-	(0.01)
Three Months ended March 31, 2011	(0.00)	(0.00)	-	(0.00)

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
99.1	Press Release dated May 10, 2012 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed on May 10, 2012)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeneLink, Inc. (Registrant)

	By:	/s/ Bernard L. Kasten, Jr. M.D.
Dated: May 11, 2012		Bernard L. Kasten, Jr. M.D. Chief Executive Officer
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